Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE THREE MONTHS ENDED AUGUST 3, 2014, AND JULY 28, 2013
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts				Percent of Sales
	August 3,	July 28,	% Over		August 3,		July 28,
	2014	2013	(Under)		2014		2013

Net sales	$76,060	70,141	8.4%		100.0%		100.0%
Cost of sales	63,345	57,067	11.0%		83.3%		81.4%
Gross profit	12,715	13,074	(2.7	) %	16.7%		18.6%

Selling, general and
administrative expenses	7,419	7,100	4.5%		9.8%		10.1%
Income from operations	5,296	5,974	(11.3	) %	7.0%		8.5%

Interest expense	68	140	(51.4	) %	0.1%		0.2%
Interest income	(142)	(92)	54.3%		(0.2	) %	(0.1	) %
Other (income) expense	(89)	391	N.M.		(0.1	) %	0.6%
Income before income taxes	5,459	5,535	(1.4	) %	7.2%		7.9%

Income taxes*	2,115	2,305	(8.2	) %	38.7%		41.6%
Net income	$3,344	3,230	3.5%		4.4%		4.6%

Net income per share-basic	$0.27	$0.27	0.0%
Net income per share-diluted	$0.27	$0.26	3.8%
Average shares outstanding-basic	12,212	12,148	0.5%
Average shares outstanding-diluted	12,404	12,366	0.3%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	THREE MONTHS ENDED

	Amounts				Percent of Sales
	August 3,	July 28,	% Over		August 3,	July 28,
	2014	2013	(Under)		2014	2013

Income before income taxes (see above)	$5,459	5,535	(1.4	) %	7.2%	7.9%

Adjusted Income taxes (2)*	912	786	16.0%		16.7%	14.2%
Adjusted net income	4,547	4,749	(4.3	) %	6.0%	6.8

Adjusted net income per share-basic	$0.37	$0.39	(5.1	) %
Adjusted net income per share-diluted	$0.37	$0.38	(2.6	) %
Average shares outstanding-basic	12,212	12,148	0.5%
Average shares outstanding-diluted	12,404	12,366	0.3%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $45.7 million in net operating loss carryforwards as of April 27, 2014. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 8 of 8.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 8 of 8.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
AUGUST 3, 2014, JULY 28, 2013, AND APRIL 27, 2014
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	August 3,	July 28,	(Decrease)			* April 27,
	2014	2013	Dollars	Percent		2014

Current assets
Cash and cash equivalents	$24,665	21,423	3,242	15.1%		29,303
Short-term investments	6,311	6,174	137	2.2%		6,294
Accounts receivable	24,239	24,493	(254)	(1.0	) %	27,409
Inventories	41,688	41,770	(82)	(0.2	) %	40,674
Deferred income taxes	6,203	7,747	(1,544)	(19.9	) %	6,230
Income taxes receivable	136	292	(156)	(53.4	) %	121
Other current assets	2,308	3,408	(1,100)	(32.3	) %	2,344
Total current assets	105,550	105,307	243	0.2%		112,375

Property, plant & equipment, net	31,891	30,808	1,083	3.5%		31,376
Goodwill	11,462	11,462	-	0.0%		11,462
Deferred income taxes	973	651	322	49.5%		2,040
Long-term Investments	1,749	-	1,749	100.0%		765
Other assets	2,587	2,873	(286)	(10.0	) %	2,917

Total assets	$154,212	151,101	3,111	2.1%		160,935

Current liabilities
Current maturities of long-term debt	$2,200	2,200	-	0.0%		2,200
Accounts payable - trade	24,458	27,821	(3,363)	(12.1	) %	26,686
Accounts payable - capital expenditures	204	-	204	100.0%		277
Accrued expenses	6,365	8,704	(2,339)	(26.9	) %	9,181
Income taxes payable - current	387	320	67	20.9%		442
Total current liabilities	33,614	39,045	(5,431)	(13.9	) %	38,786

Income taxes payable - long-term	4,037	4,176	(139)	(3.3	) %	3,962
Deferred income taxes	1,013	4,335	(3,322)	(76.6	) %	1,013
Line of credit	569	560	9	1.6%		586
Deferred compensation	3,632	-	3,632	100.0%		2,644
Long-term debt , less current maturities	2,200	4,400	(2,200)	(50.0	) %	2,200

Total liabilities	45,065	52,516	(7,451)	(14.2	) %	49,191

Shareholders' equity	109,147	98,585	10,562	10.7%		111,744

Total liabilities and
shareholders' equity	$154,212	151,101	3,111	2.1%		160,935

Shares outstanding	12,217	12,241	(24)	(0.2	) %	12,250

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED AUGUST 3, 2014 AND JULY 28, 2013
Unaudited
(Amounts in Thousands)

	THREE MONTHS ENDED

	Amounts
	August 3,	July 28,
	2014	2013

Cash flows from operating activities:
Net income	$3,344	3,230
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	1,399	1,305
Amortization of other assets	47	39
Stock-based compensation	46	152
Deferred income taxes	1,193	1,438
Gain on sale of equipment	(45)	(74)
Excess tax benefits related to stock-based compensation	(99)	(114)
Foreign currency exchange (gains) losses	(201)	96
Changes in assets and liabilities, net of effects of acquisition of assets:
Accounts receivable	3,168	(1,049)
Inventories	(1,021)	(3,271)
Other current assets	40	(1,300)
Other assets	283	(11)
Accounts payable	(2,224)	5,284
Accrued expenses and deferrred compensation	(1,855)	(3,131)
Income taxes	(24)	81
Net cash provided by operating activities	4,051	2,675

Cash flows from investing activities:
Capital expenditures	(2,333)	(884)
Proceeds from the sale of equipment	391	104
Net cash paid for acquisition of assets	-	(2,640)
Purchase of short-term investments	(27)	(1,023)
Purchase of long-term investments	(984)	-
Net cash used in investing activities	(2,953)	(4,443)

Cash flows from financing activities:
Excess tax benefits related to stock-based compensation	99	114
Repurchase of common stock	(556)	-
Dividends paid	(5,502)	(489)
Proceeds from common stock issued	-	145
Net cash used in financing activities	(5,959)	(230)

Effect of exchange rate changes on cash and cash equivalents	223	(109)

Decrease in cash and cash equivalents	(4,638)	(2,107)

Cash and cash equivalents at beginning of period	29,303	23,530

Cash and cash equivalents at end of period	$24,665	21,423

Free Cash Flow (1)	$1,447	1,900

(1) Free Cash Flow reconciliation is as follows:
	FY 2015	FY 2014
A) Net cash provided by operating activities	$4,051	2,675
B) Minus: Capital Expenditures	(2,333)	(884)
C) Add: Proceeds from the sale of equipment	391	104
D) Add: Excess tax benefits related to stock-based compensation	99	114
E) Minus: Purchase of long-term investments	(984)	-
F) Effects of exchange rate changes on cash and cash equivalents	223	(109)
	$1,447	1,900

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED AUGUST 3, 2014 AND JULY 28, 2013
(Unaudited)

(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts				Percent of Total Sales
	August 3,	July 28,	% Over		August 3,		July 28,
Net Sales by Segment	2014	2013	(Under)		2014		2013

Mattress Fabrics	$42,822	38,164	12.2%		56.3%		54.4%
Upholstery Fabrics	33,238	31,977	3.9%		43.7%		45.6%

Net Sales	$76,060	70,141	8.4%		100.0%		100.0%

Gross Profit by Segment					Gross Profit Margin

Mattress Fabrics	$7,202	7,392	(2.6	) %	16.8%		19.4%
Upholstery Fabrics	5,513	5,682	(3.0	) %	16.6%		17.8%
Gross Profit	12,715	13,074	(2.7	) %	16.7%		18.6%

Selling, General and Administrative expenses by Segment					Percent of Sales

Mattress Fabrics	$2,574	2,374	8.4%		6.0%		6.2%
Upholstery Fabrics	3,452	3,266	5.7%		10.4%		10.2%
Unallocated Corporate expenses	1,393	1,460	(4.6	) %	1.8%		2.1%
Selling, General and Administrative Expenses	7,419	7,100	4.5%		9.8%		10.1%

Operating Income (loss) by Segment					Operating Income (Loss) Margin

Mattress Fabrics	$4,629	5,018	(7.8	) %	10.8%		13.1%
Upholstery Fabrics	2,060	2,416	(14.7	) %	6.2%		7.6%
Unallocated corporate expenses	(1,393)	(1,460)	(4.6	) %	(1.8	) %	(2.1	) %
Operating Income	5,296	5,974	(11.3	) %	7.0%		8.5%

Return on Capital (1)

Mattress Fabrics	29.5%	34.2%
Upholstery Fabrics	45.2%	51.5%
Unallocated Corporate	N/A	N/A
Consolidated	27.0%	31.7%

Capital Employed (2)

Mattress Fabrics	62,936	59,590	5.6%
Upholstery Fabrics	19,052	20,209	(5.7	) %
Unallocated Corporate	(2,472)	(1,510)	N/A
Consolidated	79,516	78,289	1.6%

Depreciation expense by Segment

Mattress Fabrics	$1,219	1,149	6.1%
Upholstery Fabrics	180	156	15.4%
Depreciation expense	1,399	1,305	7.2%

Notes:

(1) See pages 6 and 7 of this financial information release for calculations.

(2) The capital employed balances are as of August 3, 2014 and July 28, 2013.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED AUGUST 3, 2014 AND JULY 28, 2013
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	10/27/2013	1/26/2014	4/27/2014	8/3/2014	8/3/2014

Net income	$3,096	$8,381	$2,740	$3,344	$17,561
Income taxes	1,718	(3,807)	1,380	2,115	1,406
Interest income, net	(3)	(57)	(43)	(74)	(177)
Depreciation and amortization expense	1,373	1,370	1,394	1,446	5,583
Stock based compensation	224	175	159	46	604
Adjusted EBITDA	$6,408	$6,062	$5,630	$6,877	$24,977

	Quarter Ended
					Trailing 12
					Months
	10/28/2012	1/27/2013	4/28/2013	7/28/2013	7/28/2013

Net income	$8,268	$2,823	$3,702	$3,230	$18,023
Income taxes	(3,736)	1,700	2,161	2,305	2,430
Interest expense, net	60	40	50	48	198
Depreciation and amortization expense	1,344	1,338	1,354	1,344	5,380
Stock based compensation	127	111	254	152	644
Adjusted EBITDA	$6,063	$6,012	$7,521	$7,079	$26,675

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE THREE MONTHS ENDED AUGUST 3, 2014
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Three Months	Average	Return on
	Ended	Capital	Avg. Capital
	August 3, 2014 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$4,629	$62,697	29.5%
Upholstery Fabrics	2,060	18,236	45.2%
(less: Unallocated Corporate)	(1,393)	(2,477)	N/A
Total	$5,296	$78,455	27.0%

Average Capital Employed	As of the three Months Ended August 3, 2014				As of the three Months Ended April 27, 2014
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	81,400	30,520	42,292	154,212	79,055	34,987	46,893	160,935
Total liabilities	(18,464)	(11,468)	(15,133)	(45,065)	(16,598)	(17,568)	(15,025)	(49,191)

Subtotal	$62,936	$19,052	$27,159	$109,147	$62,457	$17,419	$31,868	$111,744
Less:
Cash and cash equivalents	-	-	(24,665)	(24,665)	-	-	(29,303)	(29,303)
Short-term investments	-	-	(6,311)	(6,311)	-	-	(6,294)	(6,294)
Long-term investments	-	-	(1,749)	(1,749)	-	-	(765)	(765)
Income taxes receivable	-	-	(136)	(136)	-	-	(121)	(121)
Deferred income taxes - current	-	-	(6,203)	(6,203)	-	-	(6,230)	(6,230)
Deferred income taxes - non-current	-	-	(973)	(973)	-	-	(2,040)	(2,040)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,200	2,200
Line of credit	-	-	569	569			586	586
Income taxes payable - current	-	-	387	387	-	-	442	442
Income taxes payable - long-term	-	-	4,037	4,037	-	-	3,962	3,962
Deferred income taxes - non-current	-	-	1,013	1,013	-	-	1,013	1,013
Long-term debt, less current maturities	-	-	2,200	2,200	-	-	2,200	2,200

Total Capital Employed	$62,936	$19,052	$(2,472)	$79,516	$62,457	$17,419	$(2,482)	$77,394

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$62,697	$18,236	$(2,477)	$78,455

Notes:

(1) See reconciliation per page 4 of this financial information release.

(2) Return on average capital employed represents operating income for the three month period ending August 3, 2014 times four quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities,and income taxes receivable and payable.

(3) Average capital employed was computed using the two periods ending August 3, 2014 and April 27, 2014.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE THREE MONTHS ENDED JULY 28, 2013
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Three Months	Average	Return on
	Ended	Capital	Avg. Capital
	July 28, 2013 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$5,018	$58,770	34.2%
Upholstery Fabrics	2,416	18,761	51.5%
(less: Unallocated Corporate)	(1,460)	(2,037)	N/A
Total	$5,974	$75,494	31.7%

Average Capital Employed	As of the three Months Ended July 28, 2013				As of the three Months Ended April 28, 2013
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	78,217	34,381	38,503	151,101	73,954	30,995	39,757	144,706
Total liabilities	(18,627)	(14,172)	(19,717)	(52,516)	(16,004)	(13,682)	(19,437)	(49,123)

Subtotal	$59,590	$20,209	$18,786	$98,585	$57,950	$17,313	$20,320	$95,583
Less:
Cash and cash equivalents	-	-	(21,423)	(21,423)	-	-	(23,530)	(23,530)
Short-term investments	-	-	(6,174)	(6,174)	-	-	(5,286)	(5,286)
Income taxes receivable	-	-	(292)	(292)	-	-	(318)	(318)
Deferred income taxes - current	-	-	(7,747)	(7,747)	-	-	(7,709)	(7,709)
Deferred income taxes - non-current	-	-	(651)	(651)	-	-	(753)	(753)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,200	2,200
Line of credit	-	-	560	560			561	561
Income taxes payable - current	-	-	320	320	-	-	285	285
Income taxes payable - long-term	-	-	4,176	4,176	-	-	4,191	4,191
Deferred income taxes - non-current	-	-	4,335	4,335	-	-	3,075	3,075
Long-term debt, less current maturities	-	-	4,400	4,400	-	-	4,400	4,400

Total Capital Employed	$59,590	$20,209	$(1,510)	$78,289	$57,950	$17,313	$(2,564)	$72,699

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$58,770	$18,761	$(2,037)	$75,494

Notes:

(1) See reconciliation per page 4 of this financial information release.

(2) Return on average capital employed represents operating income for the three month period ending July 28, 2013 times four quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, and income taxes receivable and payable.

(3) Average capital employed was computed using the two periods ending July 28, 2013 and April 28, 2013.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE, NET INCOME AND EARNINGS PER SHARE
FOR THE THREE MONTHS ENDED AUGUST 3, 2014 AND JULY 28, 2013
Unaudited
(Amounts in Thousands)

		THREE MONTHS ENDED

		Amounts
		August 3,	July 28,
		2014	2013

Consolidated Effective GAAP Income Tax Rate	(1)	38.7%	41.6%

Non-Cash U.S. Income Tax Expense		(21.2)%	(27.0)%

Non-Cash Foreign Income Tax Expense		(0.8)%	(0.4)%

Consolidated Adjusted Effective Income Tax Rate	(2)	16.7%	14.2%

	THREE MONTHS ENDED
	As reported		As Adjusted	As reported		As Adjusted
	August 3,		August 3,	July 28,		July 28,
	2014	Adjustments	2014	2013	Adjustments	2013

Income before income taxes	$5,459		$5,459	$5,535		$5,535

Income taxes (3)	2,115	$(1,203)	912	2,305	$(1,519)	786
Net income	$3,344	$1,203	$4,547	$3,230	$1,519	$4,749

Net income per share-basic	$0.27	$(0.10)	$0.37	$0.27	$(0.13)	$0.39
Net income per share-diluted	$0.27	$(0.10)	$0.37	$0.26	$(0.12)	$0.38
Average shares outstanding-basic	12,212	12,212	12,212	12,148	12,148	12,148
Average shares outstanding-diluted	12,404	12,404	12,404	12,366	12,366	12,366

(1) Calculated by dividing consolidated income tax expense by consolidated income before income taxes.

(2) Represents estimated cash income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.

(3) Adjusted income taxes calculated using the Consolidated Adjusted Effective Income Tax Rate as reflected above.